EXHIBIT 99.1
FEBRUARY 2, 2017
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announce Fourth Quarter 2016 Results

Hammond, Louisiana, February 2, 2017 – First Guaranty Bancshares, Inc. (the "Company" or "First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending December 31, 2016.

"First Guaranty Bancshares, Inc.  was the big winner in the fourth quarter.  The holding company of First Guaranty Bank saw its stock price shoot up by 48 percent, ending the year trading at just under $24 a share. "
- Timothy Boone, The Advocate, January 15, 2017

First Guaranty Bancshares, Inc. continued its drive toward a fortress balance sheet and increasing shareholder value with a solid fourth quarter showing.  Net income available to common shareholders was $3,162,000 for the quarter compared to $3,281,000 for the fourth quarter of 2015.  For the year, earnings totaled $14,093,000 as of December 31, 2016 compared to $14,121,000 as of December 31, 2015.  These income figures were in spite of flood related expenses which totaled $275,000 pre-tax, $178,750 after tax and in spite of the interest expense related to the redemption of the Small Business Lending Fund Preferred Stock in December 2015.  This interest expense totaled $329,000 for the fourth quarter of 2016 and $1,404,000 for the 12 months ending December 31, 2016.  The strong earnings were driven by continued strong loan growth as the loan portfolio as of December 31, 2016 totaled $948.9 million compared to $841.6 million as of December 31, 2015.  Loan interest income for the fourth quarter of 2016 totaled $11,746,000 compared to $10,856,000 for the fourth quarter of 2015.  For the year to date, loan interest income increased to $45.5 million for the year ending 2016 compared to $42.5 million for the year ending December 31, 2015.  Net interest margin for the year ended at 3.39% compared to 3.26% for the year 2015.
The loans to deposits ratio improved to 72% as of December 31, 2016 up from 65% as of December 31, 2015.  Once again, in accord with our business plan, First Guaranty was required to sell additional securities to fund the loan growth.

Retained earnings as of December 31, 2016 were $59,155,000 compared to $49,932,000 as of December 31, 2015, an increase of $9.2 million for the year.
In addition to the strong earnings and retained earnings, dividends of $0.16 per share were paid each quarter for a total dividend for the year of $0.64 per share.  December 31, 2016 marked the 94th consecutive quarter of dividend payments by First Guaranty Bancshares, Inc.
Meanwhile, asset quality improved as total nonperforming assets dropped from $26.0 million as of March 31, 2016  to $22.2 million as of December 31, 2016.
In the fourth quarter, our flood damaged Watson office returned to full service and rehabilitation began on the more severely damaged Denham Springs office.  A temporary facility continues to serve our Denham Springs customers.  The construction of our new Bossier City branch continues and is scheduled for completion in April 2017.
Progress continues.  It is our aim in 2017 to continue to strengthen First Guaranty Bancshares, Inc. and to continue to enhance shareholder value.
About First Guaranty

First Guaranty, a Louisiana-based company, has approximately $1.5 billion in assets as of December 31, 2016 and provides personalized commercial banking services through 21 banking facilities located across Louisiana.  For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	December 31, 2016	December 31, 2015
Assets
Cash and cash equivalents:
Cash and due from banks	$17,840	$36,690
Federal funds sold	271	582
Cash and cash equivalents	18,111	37,272

Interest-earning time deposits with banks	-	997

Investment securities:
Available for sale, at fair value	397,473	376,369
Held to maturity, at cost (estimated fair value of $99,906 and $168,148 respectively)	101,863	169,752
Investment securities	499,336	546,121

Federal Home Loan Bank stock, at cost	1,816	935

Loans, net of unearned income	948,921	841,583
Less: allowance for loan losses	11,114	9,415
Net loans	937,807	832,168

Premises and equipment, net	23,519	22,019
Goodwill	1,999	1,999
Intangible assets, net	1,056	1,394
Other real estate, net	359	1,577
Accrued interest receivable	7,039	6,015
Other assets	9,904	9,256
Total Assets	$1,500,946	$1,459,753

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$231,094	$213,203
Interest-bearing demand	479,810	409,209
Savings	97,280	81,448
Time	517,997	592,010
Total deposits	1,326,181	1,295,870

Short-term borrowings	6,500	1,800
Accrued interest payable	1,931	1,707
Senior long-term debt	22,100	25,824
Junior subordinated debentures	14,630	14,597
Other liabilities	5,255	1,731
Total Liabilities	1,376,597	1,341,529

Shareholders' Equity
Common stock:[1]
$1 par value - authorized 100,600,000 shares; issued 7,609,194 shares	7,609	7,609
Surplus	61,584	61,584
Retained earnings	59,155	49,932
Accumulated other comprehensive income (loss)	(3,999)	(901)
Total Shareholders' Equity	124,349	118,224
Total Liabilities and Shareholders' Equity	$1,500,946	$1,459,753

See Notes to Consolidated Financial Statements
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except share data)	2016	2015	2016	2015
Interest Income:
Loans (including fees)	$11,746	$10,856	$45,495	$42,536
Deposits with other banks	14	16	69	72
Securities (including FHLB stock)	2,955	3,215	12,968	13,471
Total Interest Income	14,715	14,087	58,532	56,079

Interest Expense:
Demand deposits	731	367	2,633	1,419
Savings deposits	26	12	80	38
Time deposits	1,413	1,616	5,954	6,985
Borrowings	347	61	1,473	166
Total Interest Expense	2,517	2,056	10,140	8,608

Net Interest Income	12,198	12,031	48,392	47,471
Less: Provision for loan losses	727	986	3,705	3,864
Net Interest Income after Provision for Loan Losses	11,471	11,045	44,687	43,607

Noninterest Income:
Service charges, commissions and fees	549	690	2,388	2,736
ATM and debit card fees	493	452	1,859	1,779
Net (losses) gains on securities	(17)	128	3,739	3,300
Net gain on sale of loans	5	-	14	4
Other	399	115	1,455	1,137
Total Noninterest Income	1,429	1,385	9,455	8,956

Noninterest Expense:
Salaries and employee benefits	4,166	3,749	16,577	15,496
Occupancy and equipment expense	1,146	924	4,242	3,845
Other	2,859	3,038	12,066	11,754
Total Noninterest Expense	8,171	7,711	32,885	31,095

Income Before Income Taxes	4,729	4,719	21,257	21,468
Less: Provision for income taxes	1,567	1,349	7,164	6,963
Net Income	3,162	3,370	14,093	14,505
Preferred Stock Dividends	-	(89)	-	(384)
Income Available to Common Shareholders	$3,162	$3,281	$14,093	$14,121

Per Common Share:[1]
Earnings	$0.42	$0.45	$1.85	$2.01
Cash dividends paid	$0.16	$0.16	$0.64	$0.60

Weighted Average Common Shares Outstanding	7,609,194	7,292,349	7,609,194	7,013,869

See Notes to Consolidated Financial Statements
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 17, 2015 to shareholders of record as of December 10, 2015.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$20,649	$14	0.27%	$29,427	$16	0.22%
Securities (including FHLB stock)	477,838	2,955	2.46%	523,375	3,215	2.44%
Federal funds sold	250	-	-%	313	-	-%
Loans held for sale	-	-	-%	-	-	-%
Loans, net of unearned income	917,311	11,746	5.09%	845,940	10,856	5.09%
Total interest-earning assets	1,416,048	$14,715	4.13%	1,399,055	$14,087	3.99%

Noninterest-earning assets:
Cash and due from banks	7,700			7,686
Premises and equipment, net	22,923			21,499
Other assets	3,644			4,631
Total Assets	$1,450,315			$1,432,871

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$417,725	$731	0.70%	$370,648	$367	0.39%
Savings deposits	95,042	26	0.10%	81,091	12	0.06%
Time deposits	524,334	1,413	1.07%	604,776	1,616	1.06%
Borrowings	43,443	347	3.18%	7,536	61	3.21%
Total interest-bearing liabilities	1,080,544	$2,517	0.93%	1,064,051	$2,056	0.77%

Noninterest-bearing liabilities:
Demand deposits	234,024			214,512
Other	7,411			4,353
Total Liabilities	1,321,979			1,282,916

Shareholders' equity	128,336			149,955
Total Liabilities and Shareholders' Equity	$1,450,315			$1,432,871
Net interest income		$12,198			$12,031

Net interest rate spread (1)			3.20%			3.23%
Net interest-earning assets (2)	$335,504			$335,004
Net interest margin (3), (4)			3.43%			3.41%

Average interest-earning assets to interest-bearing liabilities			131.05%			131.48%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.45% and 3.45% for the above periods ended December 31, 2016 and 2015 respectively. A 35% tax rate was used to calculate the effect on securities income from tax exempt securities.
(5)	Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Year Ended December 31, 2016			Year Ended December 31, 2015
(in thousands except for %)	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets
Interest-earning assets:
Interest-earning deposits with banks	$20,857	$69	0.33%	$30,485	$72	0.24%
Securities (including FHLB stock)	523,438	12,968	2.48%	609,348	13,471	2.12%
Federal funds sold	256	-	-%	312	-	-%
Loans held for sale	-	-	-%	-	-	-%
Loans, net of unearned income	881,387	45,495	5.16%	816,027	42,536	5.21%
Total interest-earning assets	1,425,938	$58,532	4.10%	1,456,172	$56,079	3.85%

Noninterest-earning assets:
Cash and due from banks	7,915			7,191
Premises and equipment, net	22,306			20,300
Other assets	3,800			5,870
Total Assets	$1,459,959			$1,489,533

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$415,410	$2,633	0.63%	$401,617	$1,419	0.35%
Savings deposits	89,279	80	0.09%	77,726	38	0.05%
Time deposits	558,982	5,954	1.07%	640,134	6,985	1.09%
Borrowings	43,474	1,473	3.39%	6,320	166	2.62%
Total interest-bearing liabilities	1,107,145	$10,140	0.92%	1,125,797	$8,608	0.76%

Noninterest-bearing liabilities:
Demand deposits	221,634			211,584
Other	5,144			5,010
Total Liabilities	1,333,923			1,342,391

Shareholders' equity	126,036			147,142
Total Liabilities and Shareholders' Equity	$1,459,959			$1,489,533
Net interest income		$48,392			$47,471

Net interest rate spread (1)			3.18%			3.09%
Net interest-earning assets (2)	$318,793			$330,375
Net interest margin (3), (4)			3.39%			3.26%

Average interest-earning assets to interest-bearing liabilities			128.79%			129.35%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.42% and 3.29% for the years ended December 31, 2016 and 2015 respectively. A 35% tax rate was used to calculate the effect on securities income from tax exempt securities.

The following table summarizes the components of First Guaranty's loan portfolio as of December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016:

	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$84,239	8.9%	$78,659	8.6%	$71,736	8.0%	$69,875	8.1%
Farmland	21,138	2.2%	21,561	2.4%	21,455	2.4%	22,037	2.6%
1- 4 Family	135,211	14.2%	139,651	15.3%	137,522	15.3%	131,543	15.3%
Multifamily	12,450	1.3%	12,585	1.4%	12,682	1.4%	10,830	1.3%
Non-farm non-residential	417,014	43.9%	366,400	40.1%	352,582	39.3%	333,048	38.9%
Total Real Estate	670,052	70.5%	618,856	67.8%	595,977	66.4%	567,333	66.2%
Non-Real Estate:
Agricultural	23,783	2.5%	29,866	3.3%	27,561	3.1%	23,266	2.7%
Commercial and industrial	193,969	20.4%	206,630	22.6%	214,270	23.8%	206,178	24.1%
Consumer and other	63,011	6.6%	57,393	6.3%	60,475	6.7%	59,925	7.0%
Total Non-Real Estate	280,763	29.5%	293,889	32.2%	302,306	33.6%	289,369	33.8%
Total loans before unearned income	950,815	100.0%	912,745	100.0%	898,283	100.0%	856,702	100.0%
Unearned income	(1,894)		(2,000)		(1,899)		(1,926)
Total loans net of unearned income	$948,921		$910,745		$896,384		$854,776

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Nonaccrual loans:
Real Estate:
Construction and land development	$551	$551	$551	$555
Farmland	105	108	111	118
1 - 4 family residential	2,242	2,579	4,383	4,749
Multifamily	5,014	5,097	5,152	5,262
Non-farm non-residential	2,753	1,526	1,741	1,935
Total Real Estate	10,665	9,861	11,938	12,619
Non-Real Estate:
Agricultural	1,958	2,393	2,630	3,537
Commercial and industrial	8,070	7,790	7,878	8,266
Consumer and other	981	1,045	1,022	-
Total Non-Real Estate	11,009	11,228	11,530	11,803
Total nonaccrual loans	21,674	21,089	23,468	24,422

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	34	-	-	-
Farmland	-	-	-	-
1 - 4 family residential	145	688	276	216
Multifamily	-	-	-	-
Non-farm non-residential	-	-	91	129
Total Real Estate	179	688	367	345
Non-Real Estate:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	-	-	-	-
Total Non-Real Estate	-	-	-	-
Total loans 90 days and greater delinquent & accruing	179	688	367	345

Total non-performing loans	21,853	21,777	23,835	24,767

Real Estate Owned:
Real Estate Loans:
Construction and land development	-	21	21	25
Farmland	-	-	-	-
1 - 4 family residential	71	206	498	564
Multifamily	-	-	-	-
Non-farm non-residential	288	554	607	637
Total Real Estate	359	781	1,126	1,226
Non-Real Estate Loans:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	-	-	-	-
Total Non-Real Estate	-	-	-	-
Total Real Estate Owned	359	781	1,126	1,226

Total non-performing assets	$22,212	$22,558	$24,961	$25,993

Non-performing assets to total loans	2.34%	2.48%	2.78%	3.04%
Non-performing assets to total assets	1.48%	1.57%	1.71%	1.77%
Non-performing loans to total loans	2.30%	2.39%	2.66%	2.90%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At December 31,
(in thousands except for share data and %)	2016	2015	2014	2013	2012
Tangible Common Equity
Total shareholders' equity	$124,349	$118,224	$139,583	$123,405	$134,181
Adjustments:
Preferred	-	-	39,435	39,435	39,435
Goodwill	1,999	1,999	1,999	1,999	1,999
Acquisition intangibles	978	1,298	1,618	1,938	2,257
Tangible common equity	$121,372	$114,927	$96,531	$80,033	$90,490
Common shares outstanding	7,609,194	7,609,194	6,920,022	6,920,022	6,920,022
Book value per common share	$16.34	$15.54	$14.47	$12.13	$13.69
Tangible book value per common share	$15.95	$15.10	$13.95	$11.57	$13.08
Tangible Assets
Total Assets	$1,500,946	$1,459,753	$1,518,876	$1,436,441	$1,407,303
Adjustments:
Goodwill	1,999	1,999	1,999	1,999	1,999
Acquisition intangibles	978	1,298	1,618	1,938	2,257
Tangible Assets	$1,497,969	$1,456,456	$1,515,259	$1,432,504	$1,403,047
Tangible common equity to tangible assets	8.10%	7.89%	6.37%	5.59%	6.45%